UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 26, 2006

APPLIED NEUROSOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware                001-13835        39-1661164
(State or Other Jurisdiction      (Commission file Number)     (IRS Employer
of Incorporation)                              Identification No.)

50 Lakeview Parkway, Suite 111, Vernon Hills, IL 60061
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 573-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 26, 2006, at a meeting of the Board of Directors of the Registrant, Robert S. Vaters was appointed Chairman of the Board of Directors, replacing Mr. Bruce N. Barron, who gave notice of his resignation at the meeting. The resignation of Mr. Barron and the appointment of Mr. Vaters as Chairman were both effective immediately. Mr. Vaters has been a director of the Company since October 2005. Mr. Barron, who has been a director of the Company since June 1994 and Chairman since August 1999, will remain a director of the Company.

Exhibits.

99.1	Press Release dated June 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of June, 2006.

           APPLIED NEUROSOLUTIONS, INC.

        By:  /s/ David Ellison
        Name: David Ellison
        Title:  Chief Financial Officer